UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2006

International Star, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28861	86-0876846
(Commission File Number)	(IRS Employer Identification No.)

2405 Ping Drive
Henderson, NV 89074
Telephone: (702) 897-5338

(Address and telephone number of principal executive offices and place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

International Star, Inc. (“we”, “us” or “our company”) files this report on Form 8-K to report the following:

Item 8.01 Other Information

We have scheduled the general annual meeting of our shareholders for Friday, December 1, 2006. All shareholders of record as of November 6, 2006 (the “Record Date”) will be entitled to vote on the matters presented at our shareholders meeting to be held at the Sam’s Town Hotel & Casino located at 315 Clyde Fant Parkway, Shreveport, Louisiana 71101. More details regarding the shareholders meeting, including the matters to be voted upon by the shareholders as of the Record Date and the recommendations of our Board of Directors with regards thereto will be set forth in a Proxy Statement delivered to all shareholders of record in mid-November 2006.

SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Star, Inc.

By: /s/ Denny Cashatt
Denny Cashatt, President
Dated: October 23, 2006